UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

Central Index Key Number of the issuing entity: 0001816861

Morgan Stanley Capital I Trust 2020-HR8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-11	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On July 31, 2020 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the Morgan Stanley Capital I Trust 2020-HR8, Commercial Mortgage Pass-Through Certificates, Series 2020-HR8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR, Class L-RR, Class M-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about July 31, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 43 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 23, 2020, between the Registrant and MSMCH; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 23, 2020, between the Registrant and Argentic; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 23, 2020, between the Registrant and SMC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Capital Real Estate Inc. (“BCREI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated July 23, 2020, between the Registrant, BCREI and Barclays Capital Holdings Inc.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
The Liz	N/A	Exhibit 99.5
525 Market Street	Exhibit 4.2	Exhibit 99.6
Bellagio Hotel and Casino	Exhibit 4.3	Exhibit 99.7
Bushwick Multifamily Portfolio	Exhibit 4.4	Exhibit 99.8
HPE Campus	N/A	Exhibit 99.9
Ralph Lauren HQ New Jersey	Exhibit 4.5	Exhibit 99.10

The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Barclays Capital Inc. and Mischler Financial Group, Inc. (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 23, 2020, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by

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the Registrant to Morgan Stanley & Co. LLC and Barclays Capital Inc. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 23, 2020, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 24, 2020 and filed with the Securities and Exchange Commission on July 31, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $592,494,000, on July 31, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,208,329, were approximately $682,221,688. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, approximately $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and approximately $4,933,329 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $98,461,372 in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portions of the Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR, Class L-RR and Class M-RR certificates that collectively constitute an “eligible horizontal residual interest” under the credit risk retention rules (the “RR Certificates”) and that will be purchased by the third-party purchaser, KKR CMBS II Aggregator Type 2 L.P., on the Closing Date is equal to approximately $36,535,971, representing approximately 5.00% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $730,632,448. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The retaining sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $36,531,622 (representing 5.0% of the aggregate fair value of all certificates (other than the Class R certificates) issued by the Issuing Entity, excluding accrued interest).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated July 20, 2020 and filed with the Securities and Exchange Commission on July 20, 2020 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above, except that the fair value of each class of RR Certificates set forth above was based on a targeted discount yield of 16.2686% rather than 16.2500% as disclosed in the preliminary prospectus.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of July 23, 2020, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Mischler Financial Group, Inc.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of February 26, 2020, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
4.3	Trust and Servicing Agreement, dated as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.4	Pooling and Servicing Agreement, dated as of June 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated July 31, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 31, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2020.
99.1	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.3	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Morgan Stanley Capital I Inc., Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.

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99.5	Co-Lender Agreement, dated as of July 31, 2020, between SPREF WH III LLC, as initial note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to The Liz Whole Loan.
99.6	Co-Lender Agreement, dated as of February 26, 2020, between Barclays Bank PLC as the initial holder of Note A-1 and Note A-2, Barclays Capital Real Estate Inc., as the initial holder of Note A-3, Note A-8 and Note B-1, Goldman Sachs Bank USA, as the initial holder of Note A-4, Note A-5, Note A-9 and Note B-2, and Wells Fargo Bank, National Association, as the initial holder of Note A-6, Note A-7, Note A-10 and Note B-3, relating to the 525 Market Street Whole Loan.
99.7	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1-S1 holder, initial note A-1-S2 holder, initial note A-1-RL holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder, initial note A-1-C4 holder, initial note A-1-C5 holder, initial note B-1-S holder, initial note B-1-RL holder and initial note C-1-S holder, Citi Real Estate Funding Inc., as initial note A-2-S1 holder, initial note A-2-S2 holder, initial note A-2-RL holder, initial note A-2-C1 holder, initial note A-2-C2 holder, initial note A-2-C3 holder, initial note A-2-C4 holder, initial note A-2-C5 holder, initial note B-2-S holder, initial note B-2-RL holder and initial note C-2-S holder, and JPMorgan Chase Bank, National Association, as initial note A-3-S1 holder, initial note A-3-S2 holder, initial note A-3-RL holder, initial note A-3-C1 holder, initial note A-3-C2 holder, initial note A-3-C3 holder, initial note A-3-C4 holder, initial note A-3-C5 holder, initial note B-3-S holder, initial note B-3-RL holder and initial note C-3-S holder, relating to the Bellagio Hotel and Casino Whole Loan.
99.8	Co-Lender Agreement, dated as of June 1, 2020, by and between SPREF WH III LLC, as initial note A-1 holder, SPREF WH III LLC, as initial note A-2-1 holder, SPREF WH III LLC, as initial note A-2-2 holder, and SPREF WH III LLC, as initial note A-3 holder, relating to the Bushwick Multifamily Portfolio Whole Loan.
99.9	Co-Lender Agreement, dated as of February 21, 2020, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, and SPREF WH II LLC, as initial note A-4 holder, relating to the HPE Campus Whole Loan.
99.10	Agreement Between Noteholders, dated as of June 26, 2020, between Morgan Stanley Bank, N.A., as initial Note A-1 holder, Morgan Stanley Bank, N.A., as initial Note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Ralph Lauren HQ New Jersey Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated:  July 31, 2020

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